                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 27, 2006

                              UNION DRILLING, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-51630               16-1537048
------------------------------- --------------------------- --------------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

         UNION DRILLING, INC.
         4055 INTERNATIONAL PLAZA, SUITE 610
         FORT WORTH, TEXAS                                         76109
----------------------------------------------------------- --------------------
              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code   (817) 735-8793
                                                    ---------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 27, 2006, Union Drilling, Inc., a Delaware corporation ("Union")
entered into a fourth amendment (the "Amendment") to a Revolving Credit and
Security Agreement (the "Agreement"), dated March 31, 2005 and previously amended on April 15, 2005, August 15, 2005, and October 5, 2005 by and among
Union; Thornton Drilling Company, a Delaware corporation; Union Drilling Texas,
L.P., a Texas limited partnership; and PNC Bank, National Association, a nationally chartered banking association (the "Agent"), acting as lender and as agent to other lenders specified in the Agreement. Under the terms of the
Agreement, the lenders have extended to Union a revolving credit facility (the
"Revolving Credit"), the amount of which is calculated based on the value of certain receivables and of certain rig fleet equipment owned by Union, the value of such equipment being determined by periodic appraisals by the Agent or a representative of the Agent.

The Amendment modified the Revolving Credit Agreement to allow for 60% of the cost of certain rig equipment acquired between the periodic appraisals as additions to the collateral base. The Amendment also increased the amount of net capital expenditures which Union is permitted to make in 2006 from $10,000,000 plus carryover from 2005 to $125,000,000.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.    Description
-----------    -----------
10.1           Fourth Amendment to Revolving Credit and Security Agreement,
               dated September 27, 2006, between Union Drilling, Inc., Thornton
               Drilling Company, Union Drilling Texas, L.P., and PNC Bank,
               National Association, for itself and for other lenders.

           [The remainder of this page was intentionally left blank.]

                                      -2-

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     UNION DRILLING, INC.

Date: September 27, 2006             By:  /s/ Christopher D. Strong
                                         ---------------------------------------
                                          Christopher D. Strong
                                          President and Chief Executive Officer

                                      -3-

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

10.1              Fourth Amendment to Revolving Credit and Security Agreement,
                  dated September 27, 2006, between Union Drilling, Inc.,
                  Thornton Drilling Company, Union Drilling Texas, L.P., and
                  PNC Bank, National Association, for itself and for other
                  lenders.

                                      -4-